                                                                     EXHIBIT 24



                               POWER OF ATTORNEY



         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.






                                             /s/ Edwin L. Artzt
                                             -----------------------------
                                             Edwin L. Artzt
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.






                                             /s/ James L. Broadhead
                                             --------------------------------
                                             James L. Broadhead
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.






                                           /s/ Edward H. Budd
                                           ----------------------------
                                           Edward H. Budd
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                           /s/ R. Eugene Cartledge
                                           --------------------------------
                                           R. Eugene Cartledge
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY



         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                             /s/ Mary Johnston Evans
                                             --------------------------------
                                             Mary Johnston Evans
                                             Director
                                             Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.






                                         /s/ George M.C. Fisher
                                         ---------------------------------
                                         George M.C. Fisher
                                         Director
                                         Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                          /s/ David R. Goode
                                          ---------------------------
                                          David R. Goode
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                            /s/ Gerald Grinstein
                                            --------------------------------
                                            Gerald Grinstein
                                            Director
                                            Delta Air Lines, Inc.

                               POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                         /s/ John F. Smith, Jr.
                                         -------------------------------------
                                         John F. Smith, Jr.
                                         Director
                                         Delta Air Lines, Inc.

                               POWER OF ATTORNEY



         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns, and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of 16 million additional shares of Delta Common Stock to be issued under the Delta 2000 Performance Compensation Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2000.





                                           /s/ Andrew J. Young
                                           --------------------------------
                                           Andrew J. Young
                                           Director
                                           Delta Air Lines, Inc.